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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT





PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934.


Date of Report (Date of earliest event reported):     May 8, 1998
                                                 -------------------------------

Commission File Number   000-23353
                       ---------------------------------------------------------

                               Denali Incorporated
--------------------------------------------------------------------------------
(Exact Name of Registrant in its Charter)


              Delaware                                        76-0454641
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   (State or Other Jurisdiction of                         (I.R.S. Employer
    Incorporation or Organization)                        Identification No.)


1360 Post Oak Blvd., Suite 2250, Houston, Texas                   77056
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   (Address of Principal Executive Officers)                    (Zip Code)


                                  713-627-0933
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(Registrant's Telephone Number, Including Area Code)





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ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

         On May 8, 1998, pursuant to the terms of the Stock Purchase Agreement (the "Agreement") by and among Reinforced Plastic Systems Inc. ("Reinforced Plastic Systems"), CC&E/RPS, Inc. ("CC&E"), and Specialty Solutions, Inc. ("Specialty Solutions"), Specialty Solutions, a wholly-owned subsidiary of Denali Incorporated, purchased 100 percent of the outstanding stock of CC&E from Reinforced Plastic Systems of Mahone Bay, Nova Scotia, Canada for $1,600,000.00 in cash. Reinforced Plastic Systems may also receive contingent payments of up to $400,000.00 based on an increase in the level of bookings as defined in the Agreement. The purchase price for this stock was determined by arms length negotiations between Reinforced Plastic Systems and Specialty Solutions. The funds used to repay the purchase price in this acquisition were borrowed by Denali Incorporated under its $29 million revolving credit facility with NationsBank of Texas, N.A. The stock purchase excludes the European assets of CC&E. Ershigs Inc., a Denali company, will operate the business. CC&E is a leading North American field constructor of fiberglass-reinforced plastic products.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

     (a)      Financial Statements of Business Acquired

              As of the date of filing this Current Report on Form 8-K, the financial statements required by this Item 7(a) are not available. In accordance with Item 7(a)(4) of the Form 8-K, such financial statements will be filed no later than July 22, 1998.

     (b)      Pro Forma Financial Information

              As of the date of filing this Current Report on Form 8-K, the pro forma financial information required by this Item 7(b) is not available. In accordance with Item 7(b)(2) of Form 8-K, such financial statements will be filed no later than July 22, 1998.



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                                   SIGNATURES




         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                DENALI INCORPORATED
                                                -------------------
                                                   (Registrant)




Date:             May 21, 1998                  /s/ R. KEVIN ANDREWS
                                                --------------------------------
                                                R. Kevin Andrews
                                                Chief Financial Officer
                                                  (Principal Financial Officer
                                                   and Principal Accounting
                                                   Officer)









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                                INDEX TO EXHIBITS




Exhibit
Number            Description of Exhibit
-------           ----------------------
10.9              Stock Purchase Agreement dated April 8, 1998 between
                  Reinforced Plastic Systems Inc., CC&E/RPS, Inc., and Specialty
                  Solutions, Inc.

10.10 Amendment to Stock Purchase Agreement dated May 8, 1998 between Reinforced Plastic Systems Inc., CC&E/RPS, Inc., and
                  Specialty Solutions, Inc.




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